Supplement dated March 2, 2026
to the following statutory prospectus(es):
Nationwide Destination B (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination Future and Nationwide Destination Freedom+ Variable Annuity dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
The supplement dated May 29, 2025 contained an incorrect class reference for the NVIT Fidelity Institutional AM® Emerging Markets Fund.
Accordingly, the following changes apply to the prospectus:
Type	Underlying Mutual Fund and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2024)
			1 year	5 year	10 year
Equity	Nationwide Variable Insurance Trust – NVIT Fidelity Institutional AM® Emerging Markets Fund: Class I Investment Advisor: Nationwide Fund Advisors Investment Sub-Advisor: FIAM LLC	1.18%*	6.28%	-2.63%	1.30%
*
This underlying mutual fund’s current expenses reflect a temporary fee reduction.
PROS-1154